UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 28 , 2006


                                  NEWGOLD, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified In Charter)


          Delaware                      0-20722                 16-1400479
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


      400 Capitol Mall, Suite 900
            Sacramento, CA                                         95814
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (916) 449-3913

                                      Same
         (Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240. 13e-4( c))






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
ITEM 8.01   OTHER EVENTS

         On June 28, 2006 Cornell Capital Partners submitted two Notices of Conversion to convert $500,000 of principal of its Secured Convertible Debenture dated January 27, 2006 and $100,000 of principal of its Secured Convertible Debenture dated March 9,2006. The $500,000 will be converted into approximately 1,904.037 shares of Newgold restricted common stock while the $100,000 will be converted into approximately 495,050 shares of restricted common stock.

         After the conversion, Cornell Capital Partners will continue to hold $200,000 in principal of Secured Convertible Debentures.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 30, 2006                             NEWGOLD, INC.

                                                By: /s/ JAMES KLUBER
                                                   -----------------------------
                                                   James Kluber
                                                   Chief Financial Officer
                                                   (Duly Authorized Officer)































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